Q4 2021 Earnings Presentation February 10, 2022 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President and Chief Operating Officer Tom Stiehle Executive Vice President and Chief Financial Officer

HARD STUFF DONE RIGHT Cautionary Statement Regarding Forward-Looking Statements 2 HUNTINGTON INGALLS INDUSTRIES Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve important risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; adverse economic conditions in the United States and globally; health epidemics, pandemics and similar outbreaks, including the COVID-19 pandemic, and the impacts of vaccination mandates on our workforce; our ability to effectively integrate the operations of Alion Science and Technology into our business; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

HARD STUFF DONE RIGHT HII Q4 & FY 2021 Highlights 3 HUNTINGTON INGALLS INDUSTRIES  Revenues were $2.7 billion in the quarter; $9.5 billion in 2021  Diluted EPS was $2.99 in the quarter; $13.50 in 2021  Pension adjusted diluted EPS1 was $2.84 in the quarter; $13.03 in 2021  Total backlog at the end of 2021 was $48.5 billion  Ingalls Shipbuilding 2021 Highlights o Launched the first Flight III Arleigh Burke-class guided missile destroyer Jack H. Lucas (DDG 125) o Christened guided missile destroyer Lenah Sutcliffe Higbee (DDG 123) o Christened and completed builder’s trials for amphibious transport dock Fort Lauderdale (LPD 28) o Delivered guided missile destroyer Frank E. Petersen Jr. (DDG 121)  Newport News Shipbuilding 2021 Highlights o Launched Virginia-class submarine Montana (SSN 794) o Christened and achieved pressure hull complete on Virginia-class submarine New Jersey (SSN 796) o Awarded $3 billion contract for USS John C. Stennis (CVN 74) RCOH o Commenced the first cut of steel for aircraft carrier Doris Miller (CVN 81) o Reached approximate 94% completion of RCOH of USS George Washington (CVN 73) o Reached approximate 83% completion of John F. Kennedy (CVN 79), which now includes single-phase delivery SOW  Technical Solutions 2021 Highlights o Completed the first phase of Unmanned Systems Center of Excellence campus o Awarded first international order for four REMUS 300 UUVs from the Royal New Zealand Navy o Announced the commercial release of the REMUS 300 UUV o Announced and closed the acquisition of Alion Science and Technology Backlog ($B) 1Non-GAAP measures. See appendix for definitions and reconciliations. $21.4 $23.0 $46.5 $46.0 $48.5 $0 $10 $20 $30 $40 $50 2017 2018 2019 2020 2021 $7,441 $8,176 $8,899 $9,361 $9,524 $0 $2,000 $4,000 $6,000 $8,000 $10,000 2017 2018 2019 2020 2021 Consolidated Revenue ($M)

Upcoming Shipbuilding Program Milestones[1]

2022

- Ingalls
  - Complete sea trials and deliver DDG 123 (Lenah H. Sutcliffe Higbee)
  - Complete sea trials ✓ and deliver LPD 28 (Fort Lauderdale)
  - ✓ Launch LPD 29 (Richard M. McCool Jr.)
- Newport News
  - Re-deliver CVN 73 (USS George Washington)
  - Re-deliver CVN 78 (USS Gerald R. Ford)
  - Begin EMALS testing on CVN 79 (John F. Kennedy)
  - ✓ Re-deliver SSN 725 (USS Helena)
  - Deliver SSN 794 (Montana)
  - Float off SSN 796 (New Jersey)

2023

- Ingalls
  - Deliver DDG 125 (Jack H. Lucas)
  - Launch LHA 8 (Bougainville)
  - Complete sea trials and deliver LPD 29 (Richard M. McCool Jr.)
  - Launch LPD 30 (Harrisburg)
  - Complete sea trials and deliver NSC 10 (Calhoun)
- Newport News
  - Crew move aboard CVN 79 (John F. Kennedy)
  - Deliver SSN 796 (New Jersey)
  - Float off SSN 798 (Massachusetts)
  - Ship final module SSN 801 (Utah)

[1]All milestones based upon current expectations and subject to change based upon future events.
List is alphabetical by program designation.

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HARD STUFF DONE RIGHT HII Q4 2021 Consolidated Results 5 HUNTINGTON INGALLS INDUSTRIES Consolidated Revenues ($M) Operating Income ($M) Operating Margin  Revenues declined YoY due primarily to lower volumes at Newport News Shipbuilding and Ingalls Shipbuilding. Shipbuilding results in the prior year period were positively impacted by significant material volume. That decrease was partially offset by revenues attributable to the acquisition of Alion in Q3 2021.  Operating income declined YoY due primarily to a less favorable operating FAS/CAS adjustment, as well as lower segment operating income1. $2,757 $2,677 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q4 2020 Q4 2021 $305 $120 $0 $50 $100 $150 $200 $250 $300 $350 Q4 2020 Q4 2021 11.1% 4.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q4 2020 Q4 2021 1Non-GAAP measures. See appendix for definitions and reconciliations.

HARD STUFF DONE RIGHT HII FY 2021 Consolidated Results 6 HUNTINGTON INGALLS INDUSTRIES Consolidated Revenues ($M) Operating Income ($M) Operating Margin  Revenues improved YoY due to the acquisition of Alion in 2021, as well as growth at Newport News Shipbuilding, partially offset by lower volumes at Ingalls Shipbuilding.  Operating income declined YoY due to a less favorable operating FAS/CAS adjustment, partially offset by stronger segment operating income1 at Newport News Shipbuilding and Technical Solutions. $9,361 $9,524 $0 $2,000 $4,000 $6,000 $8,000 $10,000 2020 2021 $799 $513 $0 $200 $400 $600 $800 $1,000 2020 2021 8.5% 5.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 2020 2021 1Non-GAAP measures. See appendix for definitions and reconciliations.

HARD STUFF DONE RIGHT Capital Deployment 7 HUNTINGTON INGALLS INDUSTRIES Shareholder Distributions ($M) Cash Flow Generation ($M)  Cash balance of $627 million and liquidity of $2.1 billion at year-end 2021  Net capital expenditures were approximately 3.3% of revenues in 2021  Cash contributions to pension and other postretirement benefit plans were $106 million in 2021  $60 million were discretionary contributions to our qualified pension plans  Distributed $287 million to shareholders in 2021 via dividends and share repurchases  Repurchased 544 thousand shares at aggregate cost of $101 million  Paid aggregate dividends of $186 million $271 $760 ($106) ($311) $165 $449 -$400 -$200 $0 $200 $400 $600 $800 $1,000 Q4 2021 2021 Cash from Operations CAPEX Free Cash Flow 1 $48 $186 $14 $101 $0 $50 $100 $150 $200 $250 $300 $350 Q4 2021 2021 Dividends Share Repurchases (at cost) Total $62 Total $287 1Non-GAAP measures. See appendix for definitions and reconciliations.

2022-2026 Pension Outlook[1]

($ in millions)	2021 (Actual)	2022	2023	2024	2025	2026
Pension Discount Rate	2.80%	3.00% Change from prior est. 11bps	3.00% Change from prior est. 20bps	3.00% Change from prior est. 20bps	3.00% Change from prior est. 20bps	3.00%
Expected Long-Term Return on Assets	7.25%	7.25% NA	7.25% NA	7.25% NA	7.25% NA	7.25%
CAS Recoveries over/(under) Cash Contributions[2,3]	($54)	$3 NA	$2 ($28)	$2 ($16)	($1) $26	($3)
FAS Benefit (Expense)[2]	($28)	$105 $102	$124 $106	$147 $103	$170 $98	$189
CAS Expense[2]	$52	$47 ($2)	$48 ($29)	$50 ($49)	$48 ($5)	$46
FAS/CAS Adjustment[2]	$24	$152 $100	$172 $77	$197 $54	$218 $93	$235
Operating FAS/CAS Adjustment[2]	($157)	($142) $6	($138) ($13)	($130) ($31)	($127) $12	($124)
Non-Operating Retirement benefit[2]	$181	$294 $94	$310 $90	$327 $85	$345 $81	$359
Pension and Other Post-retirement Benefits Cash Contributions[3]	$106	$44 ($2)	$46 ($1)	$48 ($33)	$49 ($31)	$49

[1] Projected and subject to change.
[2] Includes pension & other postretirement benefits.
[3] 2021 cash contributions of $106 million include $69 million of discretionary pension contributions ($60 million qualified; $9 million non-qualified) and $37 million of other post-retirement benefits contributions. 2022 projected cash contributions of $44 million include $10 million of discretionary pension contributions ($0 million qualified; $10 million non-qualified) and $34 million of post-retirement benefits contributions.

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HARD STUFF DONE RIGHT FY22 Outlook 9 HUNTINGTON INGALLS INDUSTRIES  Anticipate continued, steady shipbuilding margin2 expansion  Anticipate strong organic revenue growth at Technical Solutions  Free cash flow2,3 will include non-recurring items:  ~$160M advance progress repayment  ~$70M payroll tax (FICA) repayment 2022 Outlook1 1 The financial outlook, expectations and other forward looking statements provided by the company for 2022 and beyond reflect the company's judgment based on the information available at the time of this presentation. 2 Non-GAAP measures. See appendix for definitions. Reconciliations of forward-looking GAAP and non-GAAP measures are not provided because we are unable to provide such reconciliations without unreasonable effort due to the uncertainty and inherent difficulty of predicting the future occurrence and financial impact of certain elements of GAAP and non-GAAP measures. 3Free cash flow outlook assumes the legislation requiring capitalization of R&D expenditures for tax purposes is deferred. See appendix for additional information. Outlook Shipbuilding Revenue2 $8.2B - $8.5B Shipbuilding Operating Margin2 8.0% - 8.1% Technical Solutions Revenue ~$2.6B Technical Solutions Segment Operating Margin2 ~2.5% Technical Solutions EBITDA Margin2 8.0% - 8.5% Operating FAS/CAS Adjustment ($142M) Non-current State Income Tax Expense ($5M) Interest Expense ($102M) Non-operating Retirement Benefit $294M Effective Tax Rate ~21% Depreciation & Amortization $365M Capital Expenditures 2.5% - 3.0% of Sales Free Cash Flow2,3 $300M - $350M

Free Cash Flow[1] Walk – FY22 to FY24[2]


~$50M
$800M-
$900M
~$200M
$750M-
$800M
~($30M)
~$230M
$300M-
$350M
FY22
Adv. Progress & FICA Repayment in FY22
Shipbuilding Growth & Working Capital
TS Growth & Margin Expansion
Cash Taxes, Other
FY23
FY24

Reaffirm ~$3.2B FY20-FY24 Cumulative Free Cash Flow[1] Target[2]

[1]Non-GAAP measure. See appendix for definition.
[2]Free cash flow outlook assumes the legislation requiring capitalization of R&D expenditures for tax purposes is deferred. See appendix for additional information.

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Appendix HUNTINGTON INGALLS INDUSTRIES PROPRIETARY

HARD STUFF DONE RIGHT Non-GAAP Information 12 HUNTINGTON INGALLS INDUSTRIES We make reference to “segment operating income,” “segment operating margin,” “pension adjusted net earnings,” “pension adjusted diluted earnings per share,” “shipbuilding revenue,” “shipbuilding operating margin,” “Technical Solutions EBITDA margin” and “free cash flow.” We internally manage our operations by reference to segment operating income and segment operating margin, which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Shipbuilding revenue, shipbuilding operating margin, Technical Solutions EBITDA margin, pension adjusted net earnings and pension adjusted diluted earnings per share are not measures recognized under GAAP. They are measures that we use to evaluate our core operating performance. We believe that shipbuilding revenue, shipbuilding operating margin, Technical Solutions EBITDA margin and pension adjusted diluted earnings per share reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. When analyzing our operating performance, investors should use shipbuilding revenue, shipbuilding operating margin, Technical Solutions EBITDA margin and pension adjusted diluted earnings per share in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. We believe these measures are used by investors and are a useful indicator to measure our performance. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for net income as a measure of our performance or net cash provided by operating activities as a measure of our liquidity. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies. A provision of the Tax Cuts and Jobs Act of 2017 went into effect on Jan. 1, 2022 that requires companies to capitalize and amortize research and development costs over five years rather than deducting such costs in the year incurred for tax purposes. Unless the provision is deferred, modified, or repealed, we currently estimate that this change could have a $100 million impact on our free cash flow guidance for 2022, which currently assumes the legislation will be deferred, modified or repealed. Unless the provision is deferred, modified, or repealed, we currently estimate that this change could have a $250 million impact on our free cash flow guidance for 2022 through 2024, which currently assumes the legislation will be deferred, modified or repealed. Reconciliations of forward-looking GAAP and non-GAAP measures are not provided because we are unable to provide such reconciliations without unreasonable effort due to the uncertainty and inherent difficulty of predicting the future occurrence and financial impact of certain elements of GAAP and non-GAAP measures.

HARD STUFF DONE RIGHT Non-GAAP Measures Definitions 13 HUNTINGTON INGALLS INDUSTRIES Segment operating income is defined as operating income for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Shipbuilding revenue is defined as the combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Shipbuilding operating margin is defined as the combined segment operating income of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of shipbuilding revenue. Technical Solutions EBITDA margin is defined as Technical Solutions segment operating income before interest expense, income taxes, depreciation, and amortization as a percentage of Technical Solutions revenues. Pension adjusted net earnings is defined as net earnings adjusted for the after-tax impact of the FAS/CAS Adjustment. Pension adjusted diluted earnings per share is defined as diluted earnings per share excluding the after-tax impact of the FAS/CAS adjustment. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. FAS/CAS Adjustment is defined as the difference between expenses for pension and other postretirement benefits determined in accordance with GAAP (FAS) and the expenses determined in accordance with U.S. Cost Accounting Standards (CAS). Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income.

HARD STUFF DONE RIGHT14 HUNTINGTON INGALLS INDUSTRIES Non-GAAP Reconciliations – Segment Operating Income & Segment Operating Margin ($ in millions) 2021 2020 2021 2020 Ingalls revenues 581 752 2,528 2,678 Newport News revenues 1,539 1,750 5,663 5,571 Technical Solutions revenues 586 311 1,476 1,268 Intersegment eliminations (29) (56) (143) (156) Sales and Service Revenues 2,677 2,757 9,524 9,361 Operating Income 120 305 513 799 Operating FAS/CAS Adjustment 39 (62) 157 (248) Non-current state income taxes 1 (1) 13 4 Segment Operating Income 160 242 683 555 As a percentage of sales and service revenues 6.0% 8.8% 7.2% 5.9 % Ingalls segment operating income 48 96 281 281 As a percentage of Ingalls revenues 8.3% 12.8% 11.1% 10.5 % Newport News segment operating income 95 128 352 233 As a percentage of Newport News revenues 6.2% 7.3% 6.2% 4.2 % Technical Solutions segment operating income 17 18 50 41 As a percentage of Technical Solutions revenues 2.9% 5.8% 3.4% 3.2 % Three Months Ended December 31 December 31 Year Ended

HARD STUFF DONE RIGHT Non-GAAP Reconciliations – Shipbuilding Revenues & Operating Margin 15 HUNTINGTON INGALLS INDUSTRIES ($ in millions) 2021 2020 2021 2020 Sales and service revenues 2,677 2,757 9,524 9,361 Technical Solutions (586) (311) (1,476) (1,268) Intersegment eliminations 29 56 143 156 Shipbuilding Revenues 2,120 2,502 8,191 8,249 Operating Income 120 305 513 799 Operating FAS/CAS Adjustment 39 (62) 157 (248) Non-current state income taxes 1 (1) 13 4 Segment Operating Income 160 242 683 555 Technical Solutions (17) (18) (50) (41) Shipbuilding Operating Income 143 224 633 514 As a percentage of shipbuilding revenues 6.7% 9.0% 7.7% 6.2 % Three Months Ended December 31 December 31 Year Ended

HARD STUFF DONE RIGHT Non-GAAP Reconciliations – Adjusted Diluted Earnings per Share 16 HUNTINGTON INGALLS INDUSTRIES (in millions, except per share amounts) 2021 2020 2021 2020 Net earnings 120 249 544 696 After-tax FAS/CAS adjustment(1) (6) (73) (19) (290) Pension Adjusted Net Earnings 114 176 525 406 Diluted earnings per share $ 2.99 $ 6.15 $ 13.50 $ 17.14 After-tax FAS/CAS adjustment(1) $ (0.15) $ (1.80) $ (0.47) $ (7.14) Pension Adjusted Diluted EPS $ 2.84 $ 4.35 $ 13.03 $ 10.00 (1) FAS/CAS Adjustment (7) (92) (24) (367) Tax effect* (1) (19) (5) (77) After-tax effect (6) (73) (19) (290) Weighted-Average Diluted Shares Outstanding 40.1 40.5 40.3 40.6 Per share after-tax impact** $ (0.15) $ (1.80) $ (0.47) $ (7.14) **Amounts may not recalculate exactly due to rounding. Three Months Ended December 31 December 31 Year Ended *The income tax impact is calculated using the tax rate in effect for the relevant non-GAAP adjustment.

HARD STUFF DONE RIGHT Non-GAAP Reconciliations – Free Cash Flow 17 HUNTINGTON INGALLS INDUSTRIES ($ in millions) 2021 2020 2021 2020 Net cash provided by operating activities 271 602 760 1,093 Less capital expenditures: Capital expenditure additions (115) (133) (331) (353) Grant proceeds for capital expenditures 9 - 20 17 Free cash flow 165 469 449 757 Three Months Ended December 31 Year Ended December 31

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